UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

Greenwich Capital Commercial Funding Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108801 (Commission File Number)	06-1565524 (IRS Employer Identification No.)
600 Steamboat Road, Greenwich, Connecticut (Address of principal executive offices)	06830 (Zip Code)

Registrant's telephone number, including area code 203-625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of Commercial Mortgage Trust 2005-GG5, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5, which was made on December 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.
2-	Watchlist Report
3-	Delinquent Report
4-	Liquidation Report
5-	Modification Report
6-	REO Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., RERGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 23, 2005
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Sang Huynh 714.259.6213
sang.huynh@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-4

Page 8-9

Page 14-16
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 17-24

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GCCF5GG5
GCCF5GG5_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
3-Nov-05
12-Dec-05
10-Apr-37
Parties to The Transaction
Depositor: Greenwich Capital Commercial Funding Corp.
Underwriter: Banc of America Securities LLC/Credit Suisse First Boston LLC/Goldman Sachs & Co.
Master Servicer: Wachovia Bank, National Association
Special Servicer: LNR Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.393148%
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Upper REMIC
Revised Date:
ABN AMRO Acct: 723114.1
1000.000000000
10.666605278
0.000000000
989.333394722
3.992500000
0.00
0.00
0.000000000
4.7910000000%
0.000000000
396789LF4
A-1
108,000,000.00
1,151,993.37
0.00
106,848,006.63
431,190.00
108,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.264166670
0.00
0.00
0.000000000
5.1170000000%
0.000000000
396789LG2
A-2
910,000,000.00
0.00
0.00
910,000,000.00
3,880,391.67
910,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.355833385
0.00
0.00
0.000000000
5.2270000000%
0.000000000
396789LH0
A-3
65,000,000.00
0.00
0.00
65,000,000.00
283,129.17
65,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.369166678
0.00
0.00
0.000000000
5.2430000000%
0.000000000
396789LJ6
A-4-1
307,000,000.00
0.00
0.00
307,000,000.00
1,341,334.17
307,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.371666600
0.00
0.00
0.000000000
5.2460000000%
0.000000000
396789MZ9
A-4-2
50,000,000.00
0.00
0.00
50,000,000.00
218,583.33
50,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.325000000
0.00
0.00
0.000000000
5.1900000000%
0.000000000
396789LK3
A-AB
139,000,000.00
0.00
0.00
139,000,000.00
601,175.00
139,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.353333333
0.00
0.00
0.000000000
5.2240000000%
0.000000000
396789LL1
A-5
1,427,604,000.00
0.00
0.00
1,427,604,000.00
6,214,836.08
1,427,604,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.397499994
0.00
0.00
0.000000000
5.2770000000%
0.000000000
396789LM9
A-M
429,515,000.00
0.00
0.00
429,515,000.00
1,888,792.21
429,515,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.417708641
0.00
0.00
0.000000000
5.3012503849%
0.000000000
396789LN7
A-J
300,660,000.00
0.00
0.00
300,660,000.00
1,328,228.28
300,660,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375369
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LP2
B
96,641,000.00
0.00
0.00
96,641,000.00
432,408.11
96,641,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375382
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LQ0
C
37,583,000.00
0.00
0.00
37,583,000.00
168,160.45
37,583,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375295
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LR8
D
80,534,000.00
0.00
0.00
80,534,000.00
360,339.34
80,534,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375233
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LS6
E
37,582,000.00
0.00
0.00
37,582,000.00
168,155.97
37,582,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375303
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LT4/U3907JGG2
F
53,690,000.00
0.00
0.00
53,690,000.00
240,229.21
53,690,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375218
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LV9/U3907JGH0
G
42,951,000.00
0.00
0.00
42,951,000.00
192,178.89
42,951,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.474375323
0.00
0.00
0.000000000
5.3692503849%
0.000000000
396789LX5/U3907JGJ6
H
48,321,000.00
0.00
0.00
48,321,000.00
216,206.29
48,321,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166511
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789LZ0
J
21,476,000.00
0.00
0.00
21,476,000.00
88,570.60
21,476,000.00
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.393148%
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Upper REMIC
Revised Date:
ABN AMRO Acct: 723114.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166705
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MB2
K
21,475,000.00
0.00
0.00
21,475,000.00
88,566.48
21,475,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166511
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MD8
L
21,476,000.00
0.00
0.00
21,476,000.00
88,570.60
21,476,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166511
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MF3
M
5,369,000.00
0.00
0.00
5,369,000.00
22,142.65
5,369,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166511
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MH9
N
16,107,000.00
0.00
0.00
16,107,000.00
66,427.95
16,107,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166511
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MK2
O
10,738,000.00
0.00
0.00
10,738,000.00
44,285.30
10,738,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166612
0.00
0.00
0.000000000
4.9490000000%
0.000000000
396789MM8
P
64,427,368.00
0.00
0.00
64,427,368.00
265,709.20
64,427,368.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.108392590
0.00
0.00
0.000000000
0.1300711077%
0.000000000
N
396789MP1/U3907JGK3
XP
4,185,491,000.00
0.00
0.00
4,185,491,000.00
453,676.21
4,185,491,000.00
1000.000000000
0.000000000
0.000000000
999.731792012
0.031389630
0.00
0.00
0.000000000
0.0376675574%
0.000000000
N
396789MR7/U3907JGL1
XC
4,295,149,368.00
0.00
0.00
4,293,997,374.63
134,823.15
4,295,149,368.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789MV8
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789MX4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
4,295,149,368.00
4,295,149,368.00
20,370,103.68
Total
4,293,997,374.63
1,151,993.37
0.00
19,218,110.31
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.393148%
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Grantor Trust
Revised Date:
ABN AMRO Acct: 723114.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789MT3
XK
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
19,197,488.75
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
19,302,507.90
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
19,219,542.05
)
(1,431.72
0.00
0.00
0.00
)
(1,431.72
1,148,157.60
3,835.77
1,151,993.37
0.00
0.00
0.00
0.00
0.00
0.00
1,151,993.37
20,371,535.42
20,370,103.70
4,295,149,368.26
173
1,151,993.37
0.00
0
0.00
0.00
0
0.00
0
4,293,997,374.89
173
0.00
0.00
3,835.77
105,019.15
3,835.77
105,019.15
82,965.85
0.00
0.00
1,137.73
84,103.59
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(82,965.85
19,218,110.33
Interest Not Advanced (
Current Period
)
0.00
105,019.15
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
431,190.00
431,190.00
431,190.00
0.00
30.00%
30.01%
30/360
4.791000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
3,880,391.67
3,880,391.67
3,880,391.67
0.00
30.00%
30.01%
30/360
5.117000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
283,129.17
283,129.17
283,129.17
0.00
30.00%
30.01%
30/360
5.227000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4-1
30
1,341,334.17
1,341,334.17
1,341,334.17
0.00
30.00%
30.01%
30/360
5.243000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4-2
30
218,583.33
218,583.33
218,583.33
0.00
30.00%
30.01%
30/360
5.246000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
601,175.00
601,175.00
601,175.00
0.00
30.00%
30.01%
30/360
5.190000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
6,214,836.08
6,214,836.08
6,214,836.08
0.00
30.00%
30.01%
30/360
5.224000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
1,888,792.21
1,888,792.21
1,888,792.21
0.00
20.00%
20.01%
30/360
5.277000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
1,328,228.28
1,328,228.28
1,328,228.28
0.00
13.00%
13.00%
30/360
5.301250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
432,408.11
432,408.11
432,408.11
0.00
10.75%
10.75%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
168,160.45
168,160.45
168,160.45
0.00
9.88%
9.88%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
360,339.34
360,339.34
360,339.34
0.00
8.00%
8.00%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
168,155.97
168,155.97
168,155.97
0.00
7.13%
7.13%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
240,229.21
240,229.21
240,229.21
0.00
5.88%
5.88%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
192,178.89
192,178.89
192,178.89
0.00
4.88%
4.88%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
216,206.29
216,206.29
216,206.29
0.00
3.75%
3.75%
30/360
5.369250385%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
88,570.60
88,570.60
88,570.60
0.00
3.25%
3.25%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
88,566.48
88,566.48
88,566.48
0.00
2.75%
2.75%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
88,570.60
88,570.60
88,570.60
0.00
2.25%
2.25%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
22,142.65
22,142.65
22,142.65
0.00
2.13%
2.13%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
66,427.95
66,427.95
66,427.95
0.00
1.75%
1.75%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
44,285.30
44,285.30
44,285.30
0.00
1.50%
1.50%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
265,709.20
265,709.20
265,709.20
0.00
0.00%
0.00%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
453,676.21
453,676.21
453,676.21
0.00
NA
NA
30/360
0.130071108%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
134,823.15
134,823.15
134,823.15
0.00
NA
NA
30/360
0.037667557%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XK
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
19,218,110.31
19,218,110.31
19,218,110.31
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
A-1
396789LF4
NR
Aaa
AAA
A-2
396789LG2
NR
Aaa
AAA
A-3
396789LH0
NR
Aaa
AAA
A-4-1
396789LJ6
NR
Aaa
AAA
A-4-2
396789MZ9
NR
Aaa
AAA
A-AB
396789LK3
NR
Aaa
AAA
A-5
396789LL1
NR
Aaa
AAA
A-M
396789LM9
NR
Aaa
AAA
A-J
396789LN7
NR
Aaa
AAA
B
396789LP2
NR
Aa2
AA
C
396789LQ0
NR
Aa3
AA-
D
396789LR8
NR
A2
A
E
396789LS6
NR
A3
A-
F
396789LT4
NR
Baa1
BBB+
G
396789LV9
NR
Baa2
BBB
H
396789LX5
NR
Baa3
BBB-
J
396789LZ0
NR
Ba1
BB+
K
396789MB2
NR
Ba2
BB
L
396789MD8
NR
Ba3
BB-
M
396789MF3
NR
B1
B+
N
396789MH9
NR
B2
B
O
396789MK2
NR
B3
B-

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
P
396789MM8
NR
NR
NR
XP
396789MP1
NR
Aaa
AAA
XC
396789MR7
NR
Aaa
AAA
XK
396789MT3
NR
NR
NR

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 723114.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Series 2005-GG5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 723114.1
Commercial Mortgage Pass-Through Certificates,
12-Dec-05
173
100.00%
4,293,997,375
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
273
5.39%
5.37%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Nov-05
42,240.00
42,240.00
0.00
A
82
1-Nov-05
26,280.67
26,280.67
0.00
A
121
1-Nov-05
20,504.17
20,504.17
0.00
A
133
1-Nov-05
19,830.08
19,830.08
0.00
A
154
108,854.92
108,854.92
Total
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Revised Date:
Cumulative
Current
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723114.1
Series 2005-GG5
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG5,
03-Nov-05
12-Jan-06
N/A
12-Dec-05
21-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
5,339,783
0.12
117
5.39
0.00
%
1 to
1,999,999
%
4
9,499,929
0.22
117
5.43
0.00
%
2,000,000 to
2,999,999
%
21
72,858,815
1.70
113
5.35
0.00
%
3,000,000 to
3,999,999
%
18
78,644,853
1.83
114
5.44
0.00
%
4,000,000 to
4,999,999
%
7
37,335,372
0.87
117
5.27
0.00
%
5,000,000 to
5,999,999
%
10
65,789,028
1.53
117
5.35
0.00
%
6,000,000 to
6,999,999
%
8
59,552,669
1.39
102
5.38
0.00
%
7,000,000 to
7,999,999
%
13
109,883,068
2.56
109
5.36
0.00
%
8,000,000 to
8,999,999
%
11
105,462,091
2.46
114
5.47
0.00
%
9,000,000 to
9,999,999
%
16
180,731,298
4.21
102
5.47
0.00
%
10,000,000 to 12,499,999
%
6
82,618,875
1.92
110
5.18
0.00
%
12,500,000 to 14,999,999
%
11
187,028,753
4.36
114
5.26
0.00
%
15,000,000 to 19,999,999
%
10
251,576,493
5.86
101
5.44
0.00
%
20,000,000 to 29,999,999
%
14
544,107,612
12.67
91
5.74
0.00
%
30,000,000 to 49,999,999
%
3
165,855,113
3.86
118
5.09
0.00
%
50,000,000 to 59,999,999
%
3
184,580,000
4.30
96
5.21
0.00
%
60,000,000 to 69,999,999
%
5
375,000,000
8.73
104
5.36
0.00
%
70,000,000 to 79,999,999
%
2
168,263,640
3.92
87
5.59
0.00
%
80,000,000 to 99,999,999
%
4
522,770,000
12.17
97
5.65
0.00
%
100,000,000 to 199,999,999
%
4
1,087,099,983
25.32
96
5.18
0.00
%
200,000,000 &
Above
%
320,000,000
1,493,783
4,293,997,375
173
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
24,820,794
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
20
673,352,855
15.68
115
4.91
0.00
%
0.000%
%
to
5.000%
31
775,269,259
18.05
92
5.11
0.00
%
5.001%
%
to
5.210%
57
967,878,400
22.54
102
5.27
0.00
%
5.211%
%
to
5.420%
34
1,186,038,417
27.62
103
5.51
0.00
%
5.421%
%
to
5.630%
12
241,534,513
5.62
119
5.76
0.00
%
5.631%
%
to
5.840%
8
99,327,907
2.31
66
5.99
0.00
%
5.841%
%
to
6.050%
4
80,489,083
1.87
90
6.16
0.00
%
6.051%
%
to
6.260%
2
86,000,000
2.00
57
6.33
0.00
%
6.261%
%
to
6.470%
2
114,649,578
2.67
59
6.58
0.00
%
6.471%
%
to
6.680%
2
57,280,000
1.33
117
6.75
0.00
%
6.681%
%
to
6.890%
1
12,177,362
0.28
52
6.98
0.00
%
6.891%
%
to
7.100%
0
0
0.00
0
0.00
0.00
%
7.101%
%
to
7.310%
0
0
0.00
0
0.00
0.00
%
7.311%
%
to
7.520%
0
0
0.00
0
0.00
0.00
%
7.521%
%
to
7.730%
0
0
0.00
0
0.00
0.00
%
7.731%
%
&
Above
173
4,293,997,375
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.730%
6.980%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
59
0
0
0.00
0
0.00
0.00
%
%
to
60
89
0
0
0.00
0
0.00
0.00
%
%
to
90
115
0
0
0.00
0
0.00
0.00
%
%
to
116
120
1
9,041,461
0.21
152
5.65
0.00
%
%
&
121
Above
1
9,041,461
0.21
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
21
918,623,249
21.39
57
5.64
0.00
%
%
0
to
59
8
402,765,000
9.38
78
5.31
0.00
%
%
60
to
89
37
609,381,027
14.19
114
5.22
0.00
%
%
90
to
115
105
2,325,786,638
54.16
117
5.35
0.00
%
%
116
to
119
1
28,400,000
0.66
122
5.57
0.00
%
%
120
to
129
0
0
0.00
0
0.00
0.00
%
%
130
to
150
0
0
0.00
0
0.00
0.00
%
%
151
to
199
0
0
0.00
0
0.00
0.00
%
%
200
& Above
122
52
172
4,284,955,914
Minimum Remaining Term
Maximum Remaining Term
%
99.79

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723114.1
Series 2005-GG5
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG5,
03-Nov-05
12-Jan-06
N/A
12-Dec-05
21-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.990
0
0
0.00
0
0.00
0.00
%
%
1.000 1.259
0
0
0.00
0
0.00
0.00
%
%
1.260 1.299
0
0
0.00
0
0.00
0.00
%
%
1.300 1.349
0
0
0.00
0
0.00
0.00
%
%
1.350 1.399
0
0
0.00
0
0.00
0.00
%
%
1.400 1.449
0
0
0.00
0
0.00
0.00
%
%
1.450 1.499
0
0
0.00
0
0.00
0.00
%
%
1.500 1.549
0
0
0.00
0
0.00
0.00
%
%
1.550 1.599
0
0
0.00
0
0.00
0.00
%
%
1.600 1.649
0
0
0.00
0
0.00
0.00
%
%
1.650 1.699
0
0
0.00
0
0.00
0.00
%
%
1.700 1.799
0
0
0.00
0
0.00
0.00
%
%
1.800 1.999
0
0
0.00
0
0.00
0.00
%
%
2.000 & Above
173
4,293,997,375
100.00
100
5.39
0.00
%
%
Unknown
0.000
0.000
173
4,293,997,375
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.990
14
458,175,920
10.67
117
5.56
0.00
%
%
1.000 1.259
9
163,424,371
3.81
101
5.35
0.00
%
%
1.260 1.299
12
180,772,564
4.21
110
5.60
0.00
%
%
1.300 1.349
20
368,727,866
8.59
92
5.97
0.00
%
%
1.350 1.399
19
340,322,554
7.93
109
5.54
0.00
%
%
1.400 1.449
14
588,202,027
13.70
72
5.19
0.00
%
%
1.450 1.499
15
259,920,560
6.05
92
5.42
0.00
%
%
1.500 1.549
13
253,861,442
5.91
92
5.37
0.00
%
%
1.550 1.599
16
512,048,783
11.92
114
5.07
0.00
%
%
1.600 1.649
5
194,626,673
4.53
96
5.11
0.00
%
%
1.650 1.699
11
444,619,343
10.35
116
5.42
0.00
%
%
1.700 1.799
13
213,946,890
4.98
107
5.05
0.00
%
%
1.800 1.999
12
315,348,382
7.34
90
5.47
0.00
%
%
2.000 & Above
4.850
1.140
173
4,293,997,375 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multiple States
16
1,169,721,414
27.24
106
5.55
0.00
%
%
California
43
710,874,634
16.56
112
5.17
0.00
%
%
New York
5
490,846,998
11.43
100
5.36
0.00
%
%
Virginia
8
295,484,983
6.88
65
5.07
0.00
%
%
Texas
14
249,440,927
5.81
90
5.37
0.00
%
%
Massachusetts
4
156,657,761
3.65
84
5.54
0.00
%
%
Washington
2
130,500,000
3.04
84
5.35
0.00
%
%
Florida
17
117,700,152
2.74
108
5.29
0.00
%
%
District of Columbia
1
105,770,000
2.46
79
5.15
0.00
%
%
Colorado
4
103,414,497
2.41
113
5.22
0.00
%
%
Connecticut
5
96,509,631
2.25
116
5.27
0.00
%
%
Delaware
1
78,000,000
1.82
118
5.61
0.00
%
%
Alabama
3
64,005,255
1.49
71
6.13
0.00
%
%
Maryland
3
60,956,125
1.42
80
6.10
0.00
%
%
Illinois
5
58,882,100
1.37
117
5.95
0.00
%
%
North Carolina
8
58,320,202
1.36
114
5.18
0.00
%
%
Undefined
2
53,490,415
1.25
118
5.87
0.00
%
%
Arizona
4
39,078,333
0.91
98
5.23
0.00
%
%
Minnesota
1
34,500,000
0.80
58
5.49
0.00
%
%
Michigan
2
33,936,000
0.79
115
5.18
0.00
%
%
New Jersey
2
32,030,000
0.75
117
5.01
0.00
%
%
Nevada
4
31,079,466
0.72
114
5.38
0.00
%
%
Oregon
2
21,400,000
0.50
115
5.20
0.00
%
%
Hawaii
2
21,218,823
0.49
95
6.41
0.00
%
%
Pennsylvania
3
19,501,407
0.45
119
5.36
0.00
%
%
Georgia
4
19,260,882
0.45
94
5.65
0.00
%
%
Kentucky
2
11,418,000
0.27
117
5.25
0.00
%
%
Ohio
2
9,373,060
0.22
116
5.27
0.00
%
%
Utah
1
6,600,000
0.15
115
5.21
0.00
%
%
South Carolina
1
6,070,000
0.14
116
5.15
0.00
%
%
Missouri
1
4,478,692
0.10
117
5.24
0.00
%
%
Nebraska
1
3,477,617
0.08
116
5.08
0.00
%
%
100.00
4,293,997,375
173
%

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723114.1
Series 2005-GG5
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG5,
03-Nov-05
12-Jan-06
N/A
12-Dec-05
21-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
62
1,411,678,896
32.88
94
5.48
0.00
%
%
Retail
75
1,194,877,285
27.83
100
5.16
0.00
%
%
Other
12
659,959,438
15.37
105
5.75
0.00
%
%
Self Storage
6
369,222,624
8.60
116
5.12
0.00
%
%
Industrial
7
367,394,555
8.56
119
5.49
0.00
%
%
Multifamily
8
259,891,129
6.05
78
5.30
0.00
%
%
Various
1
16,000,000
0.37
117
5.19
0.00
%
%
Mobile Home Park
2
14,973,448
0.35
74
5.87
0.00
%
%
4,293,997,375
173
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
59
896,241,845
20.87
95
5.38
0.00
%
%
Full Amortizing
1
9,041,461
0.21
152
5.65
0.00
%
%
IO Maturity Balloon
20
1,309,770,000
30.50
89
5.36
0.00
%
%
IO/Amortizing
93
2,078,944,069
48.42
109
5.42
0.00
%
%
4,293,997,375
173
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
172
4,276,029,906
99.58
100
0.00
%
%
5.39
0
to
12
1
17,967,469
0.42
113
0.00
%
%
6.05
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
173
4,293,997,375
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
21
918,623,249
21.39
57
5.64
0.00
%
%
2010
1
43,000,000
1.00
69
6.22
0.00
%
%
2011
6
344,170,000
8.02
79
5.21
0.00
%
%
2012
1
15,595,000
0.36
85
4.99
0.00
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
142
2,935,167,665
68.36
117
5.33
0.00
%
%
2015
2
37,441,461
0.87
129
5.59
0.00
%
%
2016 & Greater
100.00
4,293,997,375
173
%

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
NY
4.93%
6-Aug-15
GCF5GG5A
Self Storage
0.00
320,000,000
1,315,333
1
XX
5.50%
6-Oct-15
GCF5GG5A
Industrial
0.00
317,500,000
1,455,208
2
VA
5.05%
6-Jul-10
GCF5GG5A
Retail
0.00
249,599,983
1,355,103
3
XX
5.22%
6-Jul-12
GCF5GG5A
Multifamily
0.00
200,000,000
870,000
4
XX
5.49%
6-Oct-15
GCF5GG5A
Other
0.00
197,000,000
900,783
5
NY
6.58%
6-Sep-10
GCF5GG5A
Office
0.00
110,000,000
602,708
6
XX
5.49%
6-Oct-15
GCF5GG5A
Other
0.00
110,000,000
502,975
7
DC
5.15%
6-Jul-12
GCF5GG5A
Office
0.00
105,770,000
453,930
8
MA
5.47%
6-Sep-10
GCF5GG5A
Office
0.00
86,000,000
392,017
9
XX
5.71%
6-Oct-15
GCF5GG5A
Other
0.00
82,263,640
517,020
10
DE
5.61%
6-Oct-15
GCF5GG5A
Office
0.00
78,000,000
364,780
11
TX
5.15%
6-Aug-15
GCF5GG5A
Office
0.00
76,500,000
328,313
12
CO
5.26%
6-Apr-15
GCF5GG5A
Office
0.00
76,000,000
332,943
13
WA
5.54%
6-Nov-10
GCF5GG5A
Office
0.00
74,500,000
343,942
14
CT
5.23%
6-Jul-15
GCF5GG5A
Office
0.00
70,000,000
304,792
15
CA
4.83%
6-Jul-15
GCF5GG5A
Retail
0.00
64,580,000
259,665
16
XX
6.04%
6-Sep-10
GCF5GG5A
Other
0.00
60,000,000
302,000
17
CA
4.78%
6-Jul-15
GCF5GG5A
Retail
0.00
60,000,000
239,000
18
CA
4.99%
1-Sep-15
GCF5GG5A
Retail
0.00
59,855,113
321,543
19
WA
5.10%
6-Oct-15
GCF5GG5A
Retail
0.00
56,000,000
238,000
20
CA
5.21%
6-Oct-15
GCF5GG5A
Retail
0.00
50,000,000
217,250
21
TX
5.61%
6-Nov-10
GCF5GG5A
Office
0.00
48,000,000
224,200
22
AL
6.37%
6-Aug-10
GCF5GG5A
Office
0.00
48,000,000
254,800
23
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.26%
6-Jul-15
GCF5GG5A
Office
0.00
45,000,000
197,250
24
MA
5.83%
6-Sep-15
GCF5GG5A
Other
0.00
44,457,761
282,950
25
GU
5.83%
6-Nov-15
GCF5GG5A
Retail
0.00
43,954,754
259,013
26
XX
6.22%
6-Sep-11
GCF5GG5A
Other
0.00
43,000,000
222,883
27
CA
5.32%
6-Nov-15
GCF5GG5A
Office
0.00
38,300,000
169,861
28
MD
6.27%
6-Nov-10
GCF5GG5A
Other
0.00
38,000,000
198,613
29
CA
5.21%
6-Aug-15
GCF5GG5A
Office
0.00
35,365,096
195,264
30
MN
5.49%
6-Oct-10
GCF5GG5A
Office
0.00
34,500,000
157,838
31
CA
5.22%
1-Jul-15
GCF5GG5A
Office
0.00
32,250,000
140,288
32
CA
5.30%
6-Aug-10
GCF5GG5A
Retail
0.00
31,500,000
139,178
33
XX
6.74%
6-Sep-15
GCF5GG5A
Self Storage
0.00
31,280,000
175,637
34
CA
5.40%
1-Oct-15
GCF5GG5A
Office
0.00
30,500,000
137,250
35
CA
4.73%
1-Aug-15
GCF5GG5A
Retail
0.00
29,500,000
116,279
36
XX
5.57%
6-Feb-16
GCF5GG5A
Office
0.00
28,400,000
131,823
37
XX
5.51%
6-Oct-15
GCF5GG5A
Other
0.00
28,116,422
173,341
38
MI
5.14%
1-Jul-15
GCF5GG5A
Office
0.00
27,000,000
115,650
39
IL
6.76%
6-Oct-15
GCF5GG5A
Other
0.00
26,000,000
146,467
40
NY
5.37%
6-Jul-10
GCF5GG5A
Retail
0.00
24,869,903
139,946
41
NY
5.33%
6-Oct-15
GCF5GG5A
Retail
0.00
24,500,000
108,821
42
TX
5.63%
6-Jul-10
GCF5GG5A
Multifamily
0.00
21,990,168
105,353
43
TX
5.24%
6-Nov-10
GCF5GG5A
Office
0.00
21,000,000
91,613
44
CO
5.09%
6-Aug-15
GCF5GG5A
Retail
0.00
20,200,000
85,682
45
CA
5.45%
6-Oct-15
GCF5GG5A
Retail
0.00
10,478,341
59,289
46
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.43%
6-Sep-10
GCF5GG5A
Retail
0.00
9,500,000
42,988
47
CA
5.70%
6-Oct-15
GCF5GG5A
Office
0.00
19,000,000
90,203
48
NC
5.04%
6-Oct-15
GCF5GG5A
Retail
0.00
18,558,154
100,304
49
MD
6.05%
6-May-15
GCF5GG5A
Retail
0.00
17,967,469
108,522
50
MA
4.98%
6-Sep-15
GCF5GG5A
Retail
0.00
17,600,000
73,040
51
NJ
5.13%
6-Sep-15
GCF5GG5A
Office
0.00
17,400,000
74,385
52
CA
4.99%
6-Sep-15
GCF5GG5A
Retail
0.00
17,000,000
70,692
53
IL
5.30%
6-Jul-15
GCF5GG5A
Retail
0.00
16,500,000
72,875
54
CA
5.21%
6-Aug-15
GCF5GG5A
Office
0.00
16,408,130
90,595
55
XX
5.19%
6-Sep-15
GCF5GG5A
Various
0.00
16,000,000
69,200
56
AZ
4.99%
2-Jan-13
GCF5GG5A
Retail
0.00
15,595,000
64,849
57
CA
5.23%
6-Aug-15
GCF5GG5A
Office
0.00
15,000,000
65,375
58
NJ
4.87%
6-Aug-15
GCF5GG5A
Retail
0.00
14,630,000
59,373
59
XX
4.98%
6-Nov-15
GCF5GG5A
Retail
0.00
14,500,000
60,175
60
OR
5.14%
6-Jul-15
GCF5GG5A
Office
0.00
14,400,000
61,632
61
TX
5.24%
6-Jun-15
GCF5GG5A
Retail
0.00
13,088,875
72,630
62
FL
5.50%
6-Sep-12
GCF5GG5A
Office
0.00
13,000,000
59,529
63
NV
5.40%
1-Feb-15
GCF5GG5A
Office
0.00
13,000,000
58,500
64
NV
5.30%
6-Oct-15
GCF5GG5A
Office
0.00
12,300,000
54,325
65
HI
6.98%
6-Apr-10
GCF5GG5A
Office
0.00
12,177,362
81,335
66
CA
5.08%
6-Oct-15
GCF5GG5A
Retail
0.00
12,000,000
50,810
67
VA
5.32%
6-Jul-15
GCF5GG5A
Retail
0.00
12,000,000
53,240
68
FL
5.43%
6-Jul-12
GCF5GG5A
Office
0.00
12,000,000
54,330
69
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
XX
5.49%
6-Sep-15
GCF5GG5A
Retail
0.00
11,600,000
53,099
70
XX
5.36%
6-Jul-10
GCF5GG5A
Other
0.00
11,600,000
51,813
71
NY
5.61%
6-Oct-15
GCF5GG5A
Industrial
0.00
11,477,095
66,106
72
FL
5.18%
6-Jul-15
GCF5GG5A
Retail
0.00
11,325,000
48,886
73
VA
5.04%
6-Oct-15
GCF5GG5A
Retail
0.00
11,250,000
47,250
74
TX
5.23%
6-Aug-15
GCF5GG5A
Retail
0.00
10,800,000
47,070
75
AZ
5.48%
6-Jul-15
GCF5GG5A
Retail
0.00
10,687,500
48,806
76
CA
5.94%
6-Sep-10
GCF5GG5A
Mobile Home Park
0.00
10,500,000
52,001
77
FL
5.28%
6-Oct-15
GCF5GG5A
Retail
0.00
10,320,000
45,408
78
FL
5.24%
6-Jul-15
GCF5GG5A
Industrial
0.00
10,216,000
44,567
79
XX
6.18%
6-Nov-15
GCF5GG5A
Other
0.00
9,985,954
65,504
80
CT
5.48%
6-Sep-15
GCF5GG5A
Office
0.00
9,968,384
56,622
81
FL
5.20%
1-Sep-15
GCF5GG5A
Office
0.00
9,900,000
42,900
A
82
CA
5.61%
6-May-15
GCF5GG5A
Retail
0.00
9,870,632
57,126
83
NC
5.13%
6-Aug-15
GCF5GG5A
Retail
0.00
9,850,000
42,109
84
GU
6.07%
6-Jul-15
GCF5GG5A
Other
0.00
9,535,661
62,247
85
TX
4.92%
6-Aug-15
GCF5GG5A
Office
0.00
9,500,000
38,950
86
AZ
5.22%
6-Oct-15
GCF5GG5A
Office
0.00
9,310,000
40,499
87
HI
5.65%
6-Aug-18
GCF5GG5B
Industrial
0.00
9,041,461
83,393
88
FL
5.22%
6-Jun-15
GCF5GG5A
Office
0.00
9,000,000
39,150
89
CT
5.29%
6-Oct-15
GCF5GG5A
Retail
0.00
8,980,790
49,922
90
TX
4.79%
6-Aug-12
GCF5GG5A
Office
0.00
8,800,000
35,127
91
CA
5.32%
1-Jun-15
GCF5GG5A
Retail
0.00
8,713,687
48,809
92
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
PA
5.42%
6-Nov-15
GCF5GG5A
Industrial
0.00
8,680,000
39,205
93
MA
5.83%
6-Aug-15
GCF5GG5A
Retail
0.00
8,600,000
41,782
94
NC
5.44%
6-Sep-15
GCF5GG5A
Office
0.00
8,500,000
38,533
95
XX
5.65%
6-Oct-15
GCF5GG5A
Retail
0.00
8,475,398
52,962
96
CA
4.95%
6-Sep-15
GCF5GG5A
Office
0.00
8,350,000
34,444
97
TX
5.39%
6-May-10
GCF5GG5A
Multifamily
0.00
8,300,000
37,281
98
TX
5.51%
6-Sep-15
GCF5GG5A
Office
0.00
8,137,939
50,250
99
IL
5.39%
6-Nov-15
GCF5GG5A
Retail
0.00
8,150,000
36,573
100
FL
5.39%
6-Sep-15
GCF5GG5A
Office
0.00
8,110,000
36,427
101
AL
5.30%
6-Aug-15
GCF5GG5A
Retail
0.00
8,085,255
45,091
102
KY
5.22%
6-Oct-15
GCF5GG5A
Retail
0.00
7,982,669
44,028
103
AL
5.54%
6-Jun-15
GCF5GG5A
Multifamily
0.00
7,920,000
36,564
104
TX
5.92%
6-Nov-10
GCF5GG5A
Multifamily
0.00
7,900,000
38,940
105
CA
4.96%
6-Aug-15
GCF5GG5A
Retail
0.00
7,550,000
31,207
106
GA
5.91%
6-Nov-10
GCF5GG5A
Office
0.00
7,200,000
35,460
107
OR
5.34%
6-Jun-15
GCF5GG5A
Retail
0.00
7,000,000
31,150
108
CA
4.99%
1-Sep-15
GCF5GG5A
Office
0.00
7,000,000
29,108
109
VA
5.10%
6-Oct-15
GCF5GG5A
Office
0.00
7,000,000
29,750
110
MI
5.32%
6-Aug-15
GCF5GG5A
Office
0.00
6,936,000
30,750
111
CA
5.30%
6-Aug-15
GCF5GG5A
Retail
0.00
6,920,261
38,594
112
PA
5.37%
6-Nov-15
GCF5GG5A
Office
0.00
6,880,000
30,788
113
TX
5.68%
6-Oct-15
GCF5GG5A
Office
0.00
6,786,667
39,398
114
UT
5.21%
6-Jul-15
GCF5GG5A
Retail
0.00
6,600,000
28,655
115
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.93%
6-Sep-15
GCF5GG5A
Retail
0.00
4,138,051
24,682
116
CA
5.87%
6-Sep-15
GCF5GG5A
Retail
0.00
2,393,002
14,182
117
CA
5.80%
6-Nov-15
GCF5GG5A
Self Storage
0.00
6,500,000
31,390
118
FL
5.30%
6-Aug-15
GCF5GG5A
Office
0.00
6,450,000
28,488
119
IL
5.28%
6-Oct-15
GCF5GG5A
Retail
0.00
6,326,100
27,860
120
NC
5.01%
1-Sep-15
GCF5GG5A
Industrial
0.00
6,320,000
26,386
A
121
SC
5.15%
6-Aug-15
GCF5GG5A
Retail
0.00
6,070,000
26,050
122
OH
5.38%
6-Sep-15
GCF5GG5A
Multifamily
0.00
5,880,961
33,038
123
CA
5.15%
6-Jul-15
GCF5GG5A
Retail
0.00
5,600,000
24,033
124
CA
5.28%
6-Nov-15
GCF5GG5A
Retail
0.00
5,300,000
23,320
125
CA
5.06%
6-Sep-15
GCF5GG5A
Retail
0.00
5,281,774
28,646
126
VA
5.28%
6-Jun-15
GCF5GG5A
Office
0.00
5,100,000
22,440
127
CA
5.43%
6-Oct-15
GCF5GG5A
Retail
0.00
5,089,435
28,734
128
CT
5.31%
6-Aug-15
GCF5GG5A
Office
0.00
5,083,202
28,380
129
MD
5.00%
6-Oct-15
GCF5GG5A
Retail
0.00
4,988,657
26,841
130
GA
5.50%
6-Aug-15
GCF5GG5A
Office
0.00
4,979,498
28,389
131
CA
5.80%
6-Nov-15
GCF5GG5A
Self Storage
0.00
4,800,000
23,180
132
CA
5.23%
1-Oct-15
GCF5GG5A
Office
0.00
4,750,000
20,702
A
133
TX
6.59%
6-Apr-15
GCF5GG5A
Office
0.00
4,649,578
29,858
134
NC
5.41%
6-Sep-12
GCF5GG5A
Multifamily
0.00
4,600,000
20,738
135
MO
5.24%
6-Sep-15
GCF5GG5A
Retail
0.00
4,478,692
26,940
136
CA
5.72%
6-Jun-15
GCF5GG5A
Mobile Home Park
0.00
4,473,448
26,161
137
NC
5.20%
6-Jul-15
GCF5GG5A
Office
0.00
4,200,000
18,200
138
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
FL
4.98%
6-Sep-15
GCF5GG5A
Office
0.00
4,185,324
22,495
139
FL
5.19%
6-Aug-15
GCF5GG5A
Industrial
0.00
4,160,000
17,992
140
CA
5.54%
6-Oct-15
GCF5GG5A
Office
0.00
4,141,604
23,668
141
CA
5.86%
6-Sep-15
GCF5GG5A
Retail
0.00
4,100,000
20,022
142
CA
5.21%
6-Jul-15
GCF5GG5A
Office
0.00
4,000,000
17,367
143
FL
5.26%
6-Jul-15
GCF5GG5A
Retail
0.00
4,000,000
17,533
144
FL
4.99%
6-Aug-15
GCF5GG5A
Office
0.00
4,000,000
16,633
145
CO
5.11%
6-Oct-15
GCF5GG5A
Retail
0.00
4,000,000
17,033
146
TX
5.61%
6-Sep-15
GCF5GG5A
Office
0.00
3,987,700
22,988
147
PA
5.20%
6-Oct-15
GCF5GG5A
Office
0.00
3,941,407
21,690
148
GA
5.28%
6-Jun-15
GCF5GG5A
Retail
0.00
3,900,000
17,160
149
FL
5.54%
6-May-15
GCF5GG5A
Retail
0.00
3,872,363
22,242
150
VA
5.01%
6-Sep-15
GCF5GG5A
Retail
0.00
3,600,000
15,030
151
VA
5.55%
6-Aug-15
GCF5GG5A
Retail
0.00
3,585,000
16,566
152
OH
5.09%
6-Jul-15
GCF5GG5A
Office
0.00
3,492,099
20,763
153
AZ
5.56%
1-Aug-10
GCF5GG5A
Retail
0.00
3,485,833
20,005
A
154
CA
4.75%
6-Jul-15
GCF5GG5A
Retail
0.00
3,479,205
18,258
155
NE
5.08%
6-Aug-15
GCF5GG5A
Retail
0.00
3,477,617
20,624
156
KY
5.33%
6-Aug-15
GCF5GG5A
Retail
0.00
3,435,331
19,222
157
FL
5.38%
6-Jun-15
GCF5GG5A
Self Storage
0.00
3,428,127
19,330
158
NV
5.52%
6-Sep-15
GCF5GG5A
Office
0.00
3,389,349
19,348
159
VA
5.31%
6-Jul-15
GCF5GG5A
Retail
0.00
3,350,000
14,824
160
CA
5.32%
6-Sep-15
GCF5GG5A
Retail
0.00
3,350,000
14,852
161
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.28%
6-Aug-15
GCF5GG5A
Multifamily
0.00
3,300,000
14,520
162
NC
5.39%
6-Oct-15
GCF5GG5A
Retail
0.00
3,240,163
19,735
163
CO
5.33%
6-Sep-15
GCF5GG5A
Self Storage
0.00
3,214,497
17,969
164
GA
5.78%
6-Jun-15
GCF5GG5A
Retail
0.00
3,181,384
18,735
165
CA
5.90%
6-Nov-15
GCF5GG5A
Retail
0.00
3,096,854
18,387
166
NC
5.30%
1-Aug-15
GCF5GG5A
Retail
0.00
3,051,885
17,020
167
CT
5.44%
6-Nov-15
GCF5GG5A
Retail
0.00
2,477,255
13,988
168
NV
5.48%
6-Aug-15
GCF5GG5A
Retail
0.00
2,390,117
13,597
169
FL
4.91%
6-Aug-15
GCF5GG5A
Office
0.00
2,239,555
11,955
170
CA
5.42%
6-Oct-15
GCF5GG5A
Office
0.00
1,940,000
8,762
171
IL
5.30%
6-Sep-15
GCF5GG5A
Retail
0.00
1,906,000
8,418
172
FL
5.45%
6-Aug-15
GCF5GG5A
Retail
0.00
1,493,783
8,470
173
4,293,997,375
20,455,639
0
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Revised Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
Historical Collateral Level REO Report
Property
Type
Revised Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 723114.1
21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21-Dec-05
12-Dec-05
N/A
12-Jan-06
03-Nov-05
Commercial Mortgage Trust 2005-GG5,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG5
ABN AMRO Acct: 723114.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

21-Dec-2005 - 09:51 (Y598-Y630) (c) 2005 LaSalle Bank N.A.